UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2014

BARCLAYS DRYROCK FUNDING LLC

(as Depositor of the Barclays Dryrock Issuance Trust)

(Exact Name of Registrant as Specified in its Charter)

on behalf of

Barclays Dryrock Issuance Trust

	Delaware	333-182087-02	45-5441359
	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 S. West Street Office 120 Wilmington, DE 19801 (302) 255-7073
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events

On May 28, 2014, Barclays Dryrock Issuance Trust issued Asset Backed Notes, Series 2014-2.

Item 9.01.	Financial Statements and Exhibits

The following are filed as an Exhibit to this Report.
Exhibit 1.1 Series 2014-2 Underwriting Agreement dated as of May 21, 2014.

Exhibit 4.4 Series 2014-2 Indenture Supplement dated as of May 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARCLAYS DRYROCK FUNDING LLC,
as depositor of Barclays Dryrock Issuance Trust

By:	/s/ Deepesh Jain
	Name:	Deepesh Jain
	Title:	Vice President and Treasurer

May 28, 2014

EXHIBIT INDEX

Exhibit	Description

Exhibit 1.1	Series 2014-2 Underwriting Agreement dated as of May 21, 2014.

Exhibit 4.4	Series 2014-2 Indenture Supplement dated as of May 28, 2014.